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EXHIBIT 10.10

TICKETMASTER STOCK PLAN
(AS AMENDED AND RESTATED)

1.    PREAMBLE.

        Ticketmaster Group, Inc. (formerly known as "Ticketmaster Holdings Group, Ltd."), an Illinois corporation (the "Company"), established the Ticketmaster Stock Plan (the "Plan") as a means whereby the Company may, through awards of (i) incentive stock options within the meaning of section 422 of the Code (as herein defined), (ii) stock appreciation rights, (iii) non-qualified stock options, (iv) restricted stock, and (v) phantom stock:

          (a)  provide employees of the Company and its subsidiaries with additional incentive to promote the success of the Company's and its Subsidiaries' businesses;

          (b)  enable such employees to acquire proprietary interests in the Company;

          (c)  encourage such employees to remain in the employ of the Company and its Subsidiaries; and

          (d)  provide Officers and Directors of, and consultants to, the Company and its Subsidiaries (who are not otherwise employees) with additional incentive to promote the success of the Company's and its Subsidiaries' businesses.

        The Plan was adopted on June 30, 1994, subsequently amended on September 1, 1994, and is hereby further amended and restated in the form of this Plan document effective as provided herein. The provisions of this Plan do not apply to or affect any option, SAR, or stock heretofore or hereafter granted under any other stock plan of the Company or any Subsidiary, and all such options, SARs or stock continue to be governed by and subject to the applicable provisions of the plan or agreement under which they were granted.

2.    DEFINITIONS.

        2.01 "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Company.

        2.02 "CAUSE" means, as determined in the sole discretion of the Board, a Participant's (a) commission of a felony; (b) dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as an employee, Officer, Director or consultant; (d) violation of a material condition of employment or retention; (e) unauthorized use of trade secrets or confidential information; or (f) aiding a competitor of the Company or any Subsidiary.

        2.03 "CHANGE IN CONTROL" means, the occurrence of any one of the following events:

          (a)  any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or which contemplates that all or substantially all of the business and/ or assets of the Company shall be controlled by another corporation or a recapitalization in which the current controlling stockholders do not continue to be the controlling stockholders;

          (b)  any sale, lease, exchange or transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company and/or its Subsidiaries;

          (c)  approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, unless such plan or proposal is abandoned within 60 days following such approval;

          (d)  any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than a person who is a stockholder of the Company on the Option Date, who shall become the beneficial owner of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities ordinarily having the right to vote in the election of directors;

          (e)  any sale, exchange or transfer (other than transfers to affiliated entities, i.e. entities controlling, controlled by or under common control with, the transferor) of securities of the Company representing more than 50% of (i) the total fair market value of the Company's then outstanding equity securities, or (ii) the combined voting power of the Company's then outstanding securities ordinarily having the right to vote in the election of directors, whether pursuant to a tender or exchange offer, open market offering, purchase or sale, privately negotiated purchase and sale or otherwise; or

          (f)    if during a period of two consecutive years from the Option Date, individuals who at the beginning of such period constituted the directors of the Company cease for any reason to constitute a majority thereof (unless the election, or nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of any such period.

        2.04 "CODE" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

        2.05 "COMMITTEE" means the committee comprised of two or more outside Directors appointed by the Board to administer the Plan. Each member of the Committee shall (a) be a member of the Board of Directors who has not at any time within one year prior thereto, or at any time during such member's term of service on the Committee, received any stock options, SARs or allocations of any equity securities under the Plan or any other plan maintained by the Company or any of its affiliates, except as permitted pursuant to the provisions of Rule 16b-3(c) (2) (i) of the Exchange Act or any successor rule thereof; and (b) be an outside Director as determined under Treasury Regulation 26 CFR Section 1.162-27(e)(3) or any successor regulation thereto. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

        2.06 "COMMON STOCK" means the Series A common stock of the Company, no par value, or, if the various series of common stock are eliminated by amendment to, or restatement of, the Company's Articles of Incorporation, the resulting class of equity securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote for the election of directors.

        2.07 "COMPANY" means Ticketmaster Group, Inc. (formerly known as "Ticketmaster Holdings Group, Ltd"), an Illinois corporation, and any successor thereto.

        2.08 "DIRECTOR" means a member of the Board.

        2.09 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

        2.10 "FAIR MARKET VALUE" means for the relevant day:

          (a)  If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price, regular way, on the composite tape of that exchange on the day Fair Market Value is to be determined;

          (b)  If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. National Market System ("NASDAQ System"), then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the average of the high bid and low asked prices so reported; if Common Stock is not traded on that day, the next preceding day on which such stock was traded; or

          (c)  If trading of the Common Stock is not reported by the NASDAQ System or on a stock exchange, Fair Market Value will be determined by the Committee based upon the best available data, which determination shall be conclusive for all purposes.

        2.11 "ISO" means incentive stock options within the meaning of Section 422 of the Code.

        2.12 "NAKED SAR" means a SAR issued not in connection with an ISO or NSO.

        2.13 "NSO" means non-qualified stock options, which are not intended to qualify under Section 422 of the Code.

        2.14 "OFFICER" means a corporate officer of the Company or any Subsidiary.

        2.15 "OPTION" means the right of a Participant, whether granted as an ISO or an NSO, to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

        2.16 "OPTION DATE" means the date upon which an Option, SAR, Restricted Stock or Phantom Stock is awarded to a Participant under the Plan.

        2.17 "OPTION PRICE" means the price per share at which an Option may be exercised.

        2.18 "PARTICIPANT" means an individual to whom an Option, SAR, Phantom Stock or Restricted Stock has been granted under the Plan.

        2.19 "PHANTOM STOCK" means a hypothetical share of Common Stock issued as phantom stock under the Plan.

        2.20 "PLAN" means the Ticketmaster Stock Plan, as set forth herein and as from time to time amended.

        2.21 "RESTRICTED STOCK" means Common Stock awarded to a Participant pursuant to this Plan and subject to the restrictions contained in Section 9.

        2.22 "SAR" means a stock appreciation right. A SAR may be a Naked SAR or a Tandem SAR.

        2.23 "SECURITIES ACT" means the Securities Act of 1933, as it exists now or from time to time may hereinafter be amended.

        2.24 "SUBSIDIARY" means any corporation or other entity of which the majority voting power or equity interest is owned directly or indirectly by the Company.

        2.25 "TANDEM SAR" means a SAR associated with and issued in connection with an ISO or NSO.

        2.26 RULES OF CONSTRUCTION.

          (a)  GOVERNING LAW. The construction and operation of this Plan are governed by the laws of the State of Illinois.

          (b)  UNDEFINED TERMS. Unless the context requires another meaning, any term not specifically defined in this Plan has the meaning given to it by the Code.

          (c)  HEADINGS. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

          (d)  GENDER. Unless clearly appropriate, all nouns of whatever gender refer indifferently to persons of any gender.

          (e)  SINGULAR AND PLURAL. Unless clearly inappropriate, singular terms refer also to the plural and VICE VERSA.

          (f)    SEVERABILITY. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.    STOCK SUBJECT TO THE PLAN.

        Except as otherwise provided in Section 15, the aggregate number of shares of Common Stock that may be issued under Options or as Restricted Stock, under this Plan may not exceed 9,750,000 shares. Reserved shares may be either authorized but unissued shares or treasury shares, in the Board's discretion. If any awards hereunder shall terminate or expire, as to any number of shares, new ISOs, NSOs, and Restricted Stock may thereafter be awarded with respect to such shares. Except as otherwise provided in Section 15, the aggregate number of shares of Common Stock that may be issued under Options, as Restricted Stock, or upon which SARs or Phantom Stock may be awarded for any Participant may not exceed 1,500,000.

4.    ADMINISTRATION.

        The Plan shall be administered by the Committee. In addition to any other powers set forth in this Plan, the Committee has the exclusive authority:

          (a)  to construe and interpret the Plan, and to remedy any ambiguities or inconsistencies therein;

          (b)  to establish, amend and rescind appropriate rules and regulations relating to the Plan;

          (c)  subject to the express provisions of the Plan, to determine the individuals who will receive awards of Options, Restricted Stock, Phantom Stock and/or SARs, the times when they will receive them, the number of shares to be subject to each award and the Option Price, payment terms, payment method, and expiration date applicable to each award;

          (d)  to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any awards of ISOs, NSOs, Restricted Stock, Phantom Stock and/or SARs;

          (e)  generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the awards of ISOs, NSOs, Restricted Stock, Phantom Stock and/or SARs granted thereunder as it may deem necessary or advisable;

          (f)    to determine the form in which payment of a SAR or a Phantom Stock award granted hereunder will be made (i.e., cash, Common Stock or a combination thereof) or to approve a participant's election to receive cash in whole or in part in settlement of the SAR or Phantom Stock award; and

          (g)  to determine the form in which tax withholding under Section 18 of this Plan will be made.

5.    ELIGIBLE EMPLOYEES.

        Subject to the provisions of the Plan, the Committee shall determine from time to time those employees, Directors and Officers of, and consultants to, the Company or a Subsidiary who shall be designated as Participants and the number, if any, of Options, SARs, Restricted Stock, and Phantom Stock, or any combination thereof, to be awarded to each such Participant; provided, however, that no ISOs or Tandem SARs granted with respect to ISOs, shall be awarded under the Plan after the expiration of the period of ten years from the date this Plan is adopted by the Board. In addition, no ISOs may be awarded to a Director or Officer who is not an employee of the Company or a Subsidiary.

6.    TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS.

        The Committee may in its discretion, grant ISOs to any Participant under the Plan; provided, however, that no ISOs may be granted to a Participant who is not an employee of the Company or a Subsidiary. Each ISO shall be evidenced by an agreement between the Company and the Participant. Each ISO agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate;

          (a)  OPTION PERIOD. Each ISO will expire as of the earliest of:

              (i)  the date on which it is forfeited under the provisions of Section 13;

            (ii)  10 years (or five years as specified in Section 6(e)) from the Option Date;

            (iii)  three months after the Participant's termination of employment for any reason other than death; or

            (iv)  six months after the Participant's death.

          (b)  OPTION PRICE. Subject to the provisions of Section 6(e), the Option Price per share shall be determined by the Committee at the time any ISO is granted, and shall not be less than the Fair Market Value of the Common Stock subject to the ISO on the Option Date.

          (c)  OTHER OPTION PROVISIONS. The form of ISO authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on qualified stock options under Section 422 of the Code.

          (d)  LIMITATIONS ON AWARDS. The aggregate Fair Market Value, determined as of the Option Date, of Common Stock with respect to which ISOs are exercisable by a Participant for the first time during any calendar year under all ISO plans of the Company and any Subsidiary shall not exceed $100,000.

          (e)  AWARDS TO CERTAIN STOCKHOLDERS. Notwithstanding Sections 6(a) and 6(b) hereof, if an ISO is granted to a Participant who owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or a Subsidiary (as determined under the Code), the exercise period specified in the ISO agreement for which the ISO thereunder is granted shall not exceed five years from the Option Date, and the Option Price shall be at least 110% of the Fair Market Value (as of the Option Date) of the Common Stock subject to the ISO.

7.    TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTION.

        The Committee may, in its discretion, grant NSOs to any Participant under the Plan. Each NSO shall be evidenced by an agreement between the Company and the Participant. Each NSO agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan as the Committee may deem appropriate:

          (a)  OPTION PERIOD. Each NSO will expire as of the earliest of:

              (i)  the date on which it is forfeited under the provisions of Section 13;

            (ii)  the date three months after the Participant's termination of employment or membership on the Board, as applicable, for any reason other than death; or

            (iii)  the date six months after the Participant's death.

          (b)  OPTION PRICE. At the time when the NSO is granted, the Committee will fix the Option Price. The Option Price may be greater than, less than, or equal to Fair Market Value on the Option Date, as determined in the sole discretion of the Committee.

          (c)  OTHER OPTION PROVISIONS. The form of NSO authorized by the Plan may contain such other provisions as the Committee may from time to time determine.

8.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

        The Committee may, in its discretion, grant a SAR to any Participant under the Plan. Each SAR shall be evidenced by an agreement between the Company and the Participant, and may be a Naked SAR or a Tandem SAR. Each SAR awarded to Participants under the Plan shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a)  TANDEM SARS. Tandem SARs shall terminate on the same date as the related ISO or NSO. A Tandem SAR shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of surrender exceeds either the Option Price for the related ISO or the Fair Market Value of the Common Stock on the Option Date, if related to an NSO, and then shall be exercisable to the extent, and only to the extent, that the related ISO or NSO is exercisable. A Tandem SAR shall entitle the Participant to whom it is granted the right to elect, so long as such Tandem SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his related ISO or NSO, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock on the date of surrender over the per share Option Price under such ISO or the Fair Market Value of the Common Stock on the Option Date, if such SAR is related to an NSO and (ii) the number of shares of Common Stock subject to such ISO or NSO or portion thereof which is surrendered. Any ISO or NSO or portion thereof which is surrendered shall no longer be exercisable. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of a Tandem SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver.

          (b)  NAKED SARS. Naked SARs shall terminate as provided in the Participant's SAR agreement. The Committee may at the time of granting any Naked SAR add such conditions and limitations to the Naked SAR as it shall deem advisable, including but not limited to, limitations on the period within which the Naked SAR shall be exercisable and the maximum amount of appreciation to be recognized with regard to such Naked SAR.

          (c)  OTHER CONDITIONS. If a Participant is subject to Section 16(a) and Section 16(b) of the Exchange Act, the Committee may at any time add such additional conditions and limitations to such SAR which the Committee, in its discretion, deems necessary or desirable in order to comply with Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations issued thereunder, or in order to obtain any exemption therefrom. If a Participant subject to Section 16(a) or Section 16(b) of the Exchange Act exercises a SAR and receives cash, the exercise must be made or take effect during the ten-day period beginning on the third business day after the release of quarterly or annual statements of sales and earnings by the Company and ending on the twelfth business day after such release of statements

9.    TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

        The Committee, in its discretion, may grant Restricted Stock to any Participant under the Plan. Each grant of Restricted Stock shall be evidenced by an agreement between the Company and the Participant. All shares of Common Stock awarded to Participants under the Plan as Restricted Stock shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a)  RESTRICTED PERIOD. Shares of Restricted Stock awarded to Participants may not be sold, transferred, pledged or otherwise encumbered before they vest. Subject to the provisions of subparagraphs (b) and (c) below and any other restrictions imposed by law, any shares of Restricted Stock that vest will be transferred to the Participant or, in the event of his death, to the beneficiary or beneficiaries designated by writing filed by the Participant with the Committee for such purpose or, if none, to his estate. Delivery of shares in accordance with the preceding sentence shall be made within the 30-day period after they vest.

          (b)  FORFEITURES. A Participant shall forfeit all unpaid accumulated dividends and all shares of Restricted Stock which have not vested prior to the date that his employment with the Company, or if a Director, his membership on the Board, is terminated for any reason.

          (c)  CERTIFICATES DEPOSITED WITH COMPANY. Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited with the Company. Each such certificate shall bear the following (or a similar) legend:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in the Ticketmaster Stock Plan and an agreement entered into between the registered owner and Ticketmaster Group, Inc. (f/k/a Ticketmaster Holdings Group, Ltd.)Copies of such Plan and agreement are on file at the principal office of Ticketmaster Group, Inc."

          (d)  STOCKHOLDER RIGHTS. Subject to the foregoing restrictions, each Participant shall have all the rights of a stockholder with respect to his shares of Restricted Stock including, but not limited to, the right to vote such shares.

          (e)  DIVIDENDS. On each Common Stock dividend payment date, each Participant shall receive an amount equal to the dividend paid on that date on a share of Common Stock, multiplied by his number of shares of Restricted Stock.

10.  TERMS AND CONDITIONS OF PHANTOM STOCK.

        The Committee may, in its discretion, award Phantom Stock to any Participant under the Plan. Each award of Phantom Stock shall be evidenced by an agreement between the Company and the Participant. The Committee may at the time of awarding any Phantom Stock add such additional conditions and limitations to the Phantom Stock as it shall deem advisable, including, but not limited to, the right for Participants to receive dividends equivalent to those paid on Common Stock, limitations on the period or periods within which the Phantom Stock may be surrendered, and the maximum amount of appreciation to be recognized with regard to such Phantom Stock. If a Participant is subject to Section 16(a) and Section 16(b) of the Exchange Act, the Committee may at any time add such additional conditions and limitations to such Phantom Stock which, in its discretion, the Committee deems necessary or desirable in order to comply with Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations issued thereunder, or in order to obtain any exemption therefrom. An award of Phantom Stock shall entitle the Participant to whom it is awarded the right to elect, so long as such Phantom Stock is vested and subject to such limitations as the Committee shall have imposed, to surrender any then vested portion of the Phantom Stock, in whole or in part, and receive from the Company in exchange therefor the Fair Market Value on the date of surrender of the Common Stock to which the surrendered Phantom Stock relates in cash or in shares of Common Stock as the Committee may determine. If a Participant subject to Section 16(a) or 16(b) of the Exchange Act receives cash in exchange for the surrender of Phantom Stock, the surrender of such Phantom Stock must be made or take effect during the ten-day period beginning on the third business day after the release of quarterly or annual statements of sales and earnings by the Company and ending on the twelfth business day after such release of statements.

11.  DIRECTOR STOCK OPTIONS.

        (a)  Each Director who is not otherwise an employee of the Company or the beneficial owner of 5% or more of the outstanding Common Stock and who is a Director on August 21, 1996 shall automatically be granted as of that date NSOs to purchase 75,000 shares of Common Stock having an exercise price per share equal to $4.715 or, if the Company completes an initial public offering of Common Stock prior to February 21, 1997, the price to the public (as adjusted) for any intervening reverse stock split.

        (b)  Commencing with the date of the annual meeting of the Shareholders of the Company scheduled to be held in 1997, or, if no annual meeting of the Shareholders of the Company occurs on the scheduled date for such meeting as specified in the Company's by-laws, and annually thereafter each Director who is not otherwise an employee of the Company or the beneficial owner of 5% or more of the outstanding Common Stock shall automatically be granted NSOs to purchase 30,000 shares of Common Stock having an exercise price per share equal to 100% of the Fair Market Value of the Common Stock at the Option Date.

        (c)  An automatic Director NSO shall be granted hereunder only if as of each Option Date the Director (i) is not otherwise an employee of the Company or any subsidiary or affiliate, (ii) has not been an employee of the Company or any subsidiary or affiliate for any part of the preceding fiscal year, and (iii) has served on the Board continuously since the commencement, prior to such Option Date, of his term.

        (d)  Paragraph (b) of this Section 11 shall not become effective and no NSO's shall be automatically granted pursuant thereto until such time as the Company's Common Stock has been sold pursuant to a public offering.

        (e)  Each NSO granted pursuant to this Section 11 shall notwithstanding the provisions of Section 13, be 100% vested as of the Option Date; provided, however, such NSO may not be exercised at any time prior to six months after the Option Date. NSOs granted pursuant to this Section 11 shall expire ten years from the Option Date.

        (f)    In the event that the number of shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all non-employee Directors entitled to a grant on such date shall share ratably in the number of NSOs shares available for grant under the Plan.

        (g)  The provisions of paragraph (b) of this Section 11 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as expressly provided in this Section 11, any NSO granted hereunder shall be subject to the terms and conditions of the Plan if the grant were made pursuant to Section 7 hereof."

12.  MANNER OF EXERCISE OF OPTIONS.

        To exercise an Option in whole or in part, a Participant (or, after the Participant's death, the Participant's executor or administrator) must give written notice to the Committee, stating the number of shares to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid in (i) cash, (ii) shares of Common Stock having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price, or (iii) by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise. The Option Price may be paid in shares of Common Stock which were received by the Participant upon the exercise of one or more Options. The Option Price may be paid in shares of Common Stock which were received by the Participant as an award of Restricted Stock under the Plan. The Option Price may be paid by surrender of Tandem SARs equal to the Option Price.

13.  VESTING.

        A Participant may not exercise an Option or surrender a SAR or Phantom Stock until it has become vested. The portion of an Option, SAR or Phantom Stock award that is vested depends upon the period that has elapsed since the Option Date. Unless the Committee establishes a different vesting schedule at the time when an Option is granted or the Restricted Stock, SAR or Phantom Stock is awarded, all Options granted under this Plan, Restricted Stock, SARs, and Phantom Stock awarded under this Plan shall become 25% vested after 12 months from the Option Date, and shall vest monthly pro rata over a period of 36 months thereafter. Except as provided below or in Section 14, if a Participant terminates his employment with the Company or its Subsidiaries if an employee, his membership on the Board if a Director, or his retention as a consultant, for any reason, he forfeits any Options, Restricted Stock, SARs and/or Phantom Stock that are not yet vested. A transfer from the Company to a Subsidiary or affiliate, or VICE VERSA is not a termination of employment for purposes of this Plan. Unless the Committee in its sole discretion specifically waives the application of this sentence, then notwithstanding the vesting schedule contained herein or in the Participant's agreement, if the Participant's employment or retention as a consultant, or if a Director, his membership on the Board, is terminated for Cause all Options, SARs, Restricted Stock and/or Phantom Stock granted or awarded to the Participant will be immediately cancelled and forfeited by the Participant upon delivery to him of notice of such termination.

14.  CHANGE OF CONTROL.

        Notwithstanding the provisions of Section 13 or anything contained in a Participant's agreement to the contrary, upon a Change in Control all Options, Restricted Stock, SARs and/or Phantom Stock shall become 100% vested and immediately exercisable.

15.  ADJUSTMENTS TO REFLECT CHANGES IN CAPITAL STRUCTURE.

        If there is any change in the corporate structure or shares of the Company, the Board of Directors may make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Options, Restricted Stock, Phantom Stock and/or SARs, in the number and kind of shares covered thereby and in the applicable Option Price. For the purpose of this Section 15, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, spin-off, reorganization, or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

16.  NON-TRANSFERABILITY OF OPTIONS, SARS AND PHANTOM STOCK.

        The Options and SARs granted or Phantom Stock awarded under the Plan are not transferable, voluntarily or involuntarily, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. During a Participant's lifetime, his Options may be exercised only by him.

17.  RIGHTS AS STOCKHOLDER.

        No Common Stock may be delivered upon the exercise of any Option until full payment has been made. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares. A Participant who has been granted SARs or Phantom Stock shall have no rights whatsoever as a stockholder with respect to such SARs or Phantom Stock.

18.  WITHHOLDING TAX.

        The Company shall have the right to withhold in cash or shares of Common Stock with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments. With respect to a Participant subject to Section 16(a) or 16(b), withholding made in Common Stock upon the exercise of an Option, or the exercise of a SAR or Phantom Stock which the Participant had the discretion regarding the timing of exercise, must be made or take effect during the period beginning on the third business day following the release of quarterly or annual statements of sales and earnings by the Company and ending on the twelfth business day after such release of statements. Notwithstanding the foregoing, with respect to a Participant subject to Section 16(a) or 16(b) of the Exchange Act, all amounts required to be withheld upon either (i) the vesting of Restricted Stock or (ii) the exercise of a SAR or surrender of Phantom Stock which had a set duration and for which payment is made in Common Stock, shall automatically be withheld in Common Stock otherwise deliverable to the Participant and having a Fair Market Value determined on the date the income is includable in the Participant's income equal to the amount of taxes required to be withheld.

19.  NO RIGHT TO EMPLOYMENT.

        Participation in the Plan will not give any Participant a right to be retained as an employee of the Company or any subsidiary, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

20.  AMENDMENT OF THE PLAN.

        The Committee may from time to time amend or revise the terms of this Plan in whole or in part and may without limitation, adopt any amendment deemed necessary; provided, however, that (a) no change in any award previously granted to a Participant may be made that would impair the rights of the Participant without the Participant's consent, (b) no amendment may extend the period during which a Participant may exercise an ISO beyond the period set forth in Section 6(a)(ii) or 6(e), and (c) the Committee may not, without approval by the holders of a majority of the shares of the Company's common stock present at a duly held shareholders' meeting or otherwise represented and entitled to vote thereon, (i) change the aggregate number of shares that may be sold pursuant to Options granted under the Plan (except in accordance with the provisions of Section 15), (ii) change the class of eligible individuals who may receive awards under the Plan, (iii) adopt any amendment affecting the Option Price at which Options may be granted, or (iv) materially increase benefits accruing to participants under the Plan. If any amendment requiring shareholder approval for the Committee to act under part (c) of the previous sentence is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 21.

21.  SHAREHOLDER APPROVAL.

        Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Committee in accordance with Rule 16b-3(b) of the Exchange Act. If such shareholder approval is obtained at a duly held shareholder's meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the meeting or represented and entitled to vote thereon.

22.  CONDITIONS UPON ISSUANCE OF SHARES.

        An Option shall not be exercisable, a share of Common Stock shall not be issued pursuant to the exercise of an Option, and Restricted Stock shall not be awarded until such time as the Plan has been approved by the Shareholders of the Company and unless the award of Restricted Stock, exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

23.  PARTICIPATION RIGHTS.

        In the event of a sale of equity securities by or on behalf of one or more of the Company's stockholders (in one transaction or series of transactions) resulting in a Change in Control, Participants shall be given timely notice thereof and shall have the right to surrender Options, Phantom Stock or SARs in such sale and receive, on a pro rata basis, the amount as to which the Option, Phantom Stock or SARs could be converted if such Option Phantom Stock or SAR was exercised immediately prior to such transaction, less the Option Price.

24.  EFFECTIVE DATE AND TERMINATION OF PLAN.

        24.1  EFFECTIVE DATE. This amended and restated Plan is effective as of the later of the date of its adoption by the Committee, or the date it is approved by the shareholders of the Company, pursuant to Section 21.

        24.2  TERMINATION OF THE PLAN. The Committee may terminate the Plan at any time with respect to any shares that are not then subject to Options or Restricted Stock. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Options, SARs, Phantom Stock or Restricted Stock awarded before termination.

Taken From TICKETMASTER GROUP INC S-1
Filing Date: 9/20/96

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  EXHIBIT 10.10